EXHIBIT 32

INFINITY PROPERTY AND CASUALTY CORPORATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of Title 18 of Chapter 63 of the United

States Code

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Infinity Property and Casualty Corporation (the “Company”) on Form 10-K for the period ended December 31, 2006 (the “Report”), each of the undersigned officers of the Company, certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 28, 2007	BY:	/s/ JAMES R. GOBER
Date		James R. Gober
Chief Executive Officer

February 28, 2007
Date	BY:	/s/ ROGER SMITH
Roger Smith
Chief Financial Officer

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